UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2026

ProFrac Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41388	87-2424964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Shops Boulevard, Suite 301, Willow Park, Texas	76087
(Address of principal executive offices)	(Zip Code)

(254) 776-3722

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ACDC	The Nasdaq Global Select Market
Nasdaq Texas, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2026, ProFrac Holding Corp., a Delaware corporation (the “Company”), issued a press release reporting the financial results of the Company for the second quarter ended June 30, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 2.02, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as Exhibit 99.1 hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition of Chief Executive Officer

On August 3, 2026, Johnathan Ladd Wilks (“Mr. Johnathan L. Wilks”) notified the Company that he would resign as Chief Executive Officer of the Company, and from each other position as an officer, manager or employee that he held with the Company and its direct and indirect subsidiaries, in each case effective as of August 7, 2026. As described below, Mr. Johnathan L. Wilks was concurrently appointed to serve as a member of the Company’s Board of Directors (the “Board”).

On August 4, 2026, the Board appointed Matthew D. Wilks (“Mr. Matthew D. Wilks”), who has served as Executive Chairman of the Company, to serve additionally as Chief Executive Officer of the Company, effective as of August 7, 2026. Mr. Matthew D. Wilks will continue to serve as Executive Chairman.

Mr. Matthew D. Wilks, age 43, has served as Executive Chairman of the Board since May 2022 and as President of ProFrac Services, LLC since October 2018. He previously served as Chief Financial Officer of ProFrac Services, LLC from March 2018 to November 2021 and as interim Chief Financial Officer from January 2022 to March 2022, and has served as Vice President of Investments for THRC Holdings, LP since January 2012. Mr. Matthew D. Wilks serves on the board of directors of Flotek Industries, Inc. and as Executive Chairman of the board of directors of Dawson Geophysical Company. Earlier in his career, Mr. Matthew D. Wilks served as a member of the board of directors of Approach Resources, Inc., an E&P company focused on the exploration, development and production of unconventional oil and gas resources in the United States, and as Vice President of Logistics for FTS International, Inc.

Mr. Matthew D. Wilks and Mr. Johnathan L. Wilks are first cousins, and are the sons of the Company’s founders and principal stockholders, Dan Wilks and Farris Wilks, respectively. There are no arrangements or understandings between Mr. Matthew D. Wilks and any other person pursuant to which he was appointed as Chief Executive Officer. Information regarding transactions in which Mr. Matthew D. Wilks has a material interest is set forth under “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement for its 2026 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 27, 2026, and is incorporated herein by reference.

Resignation and Appointment of Directors

On August 3, 2026, Sergei Krylov notified the Company of his resignation as a member of the Board, effective as of August 7, 2026. Mr. Krylov’s resignation did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On August 4, 2026, the Board appointed Mr. Johnathan L. Wilks to serve as a member of the Board, effective as of August 7, 2026, to fill the vacancy created by Mr. Krylov’s resignation. Mr. Johnathan L. Wilks was designated for appointment to the Board by the Farris Parties, as defined in that certain Stockholders’ Agreement dated as of May 17, 2022, as amended by that certain First Amendment effective as of January 13, 2023, by and among the Company and the parties listed on the signature page thereto (the “Stockholders’ Agreement”). Mr. Johnathan L. Wilks has not been appointed to any committee of the Board.

Mr. Johnathan L. Wilks, age 41, served as the Company’s Chief Executive Officer from May 2022 until his resignation described above. He cofounded ProFrac Services, LLC in May 2016 and served as its Chief Executive Officer since inception. He has served as President of 301 Ventures LLC and Managing Member of 302 Ventures LLC since 2017, and as Manager of Reval Insurance Group LLC since 2021. Mr. Johnathan L. Wilks currently sits on the board of directors of each of Cisco Safe, the Cisco Recreation Foundation and the Thirteen Foundation. He also owns a controlling interest in two private E&P companies. Earlier in his career, he served as Vice President of Logistics of FTS International, Inc.

Other than the designation of Mr. Johnathan L. Wilks by the Farris Parties pursuant to the Stockholders’ Agreement, there are no arrangements or understandings between Mr. Johnathan L. Wilks and any other person pursuant to which he was appointed as a director. Information regarding transactions in which Mr. Johnathan L. Wilks has a material interest is set forth under “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement for its 2026 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 27, 2026, and is incorporated herein by reference.

In connection with his appointment to the Board, Mr. Johnathan L. Wilks will participate in the Company’s compensation program for non-employee directors, on the same terms as apply to the Company’s other non-employee directors.

In connection with his transition from Chief Executive Officer to member of the Board, all outstanding unvested awards previously granted to Mr. Johnathan L. Wilks under the Company’s 2022 Long Term Incentive Plan were cancelled without acceleration or vesting, effective as of August 7, 2026.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 6, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFRAC HOLDING CORP.

Date: August 6, 2026	By:	/s/ Austin Harbour
Austin Harbour
Chief Financial Officer